SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Deutsche Real Estate Securities Income Fund
The following information replaces similar existing disclosure contained in the “PAST PERFORMANCE” section of the summary section of the fund’s prospectus:
CALENDAR YEAR TOTAL RETURNS (%) (Class A)
These year-by-year returns do not include sales charges, if any, and would be lower if they did. Returns for other classes were different and are not shown here.

	Returns	Period ending
Best Quarter	8.93%	March 31, 2014
Worst Quarter	-7.33%	June 30, 2015
Year-to-Date	6.77%	March 31, 2016
Please Retain This Supplement for Future Reference
May 12, 2016
PROSTKR-642